SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                    ________________________



                           FORM 8-K/A

                         CURRENT REPORT

                        AMENDMENT NO. 1


                Pursuant to Section 13 or 15(d)
             of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  August 31, 1995


                    ________________________



                  ORBITAL SCIENCES CORPORATION

    Delaware             0-18287             06-1209561
   (State of         (Commission File     (I.R.S. Employer
 incorporation)          Number)             I.D. No.)

                  21700 Atlantic Boulevard
                   Dulles, Virginia 20166
                       (703) 406-5000
                (Address and telephone number
               of principal executive offices)


Orbital Sciences Corporation ("Orbital") hereby amends its Current Report on Form 8-K dated August 31, 1995 and filed with the Securities and Exchange Commission via Edgar on November 2, 1995 to provide the following dated signature block:

     Pursuant  to  the requirements of  the  Securities
     Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         ORBITAL SCIENCES CORPORATION


     DATED:  November  2, 1995     By:/s/  David  W. Thompson
                                     David W. Thompson, President
                                     and Chief Executive Officer



     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              ORBITAL SCIENCES CORPORATION


DATED: November 6, 1995            By /s/ David W. Thompson
                                      David   W.   Thompson, President
                                       and  Chief  Executive Officer